UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 6, 2006

ADVANCED MAGNETICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

125 CambridgePark Drive, 6th Floor
Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 498-3300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 6, 2006, Advanced Magnetics, Inc. issued the press release attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press release dated December 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Vice President of
Legal Affairs

Date: December 6, 2006

EXHIBIT INDEX

Number	Description

99.1	Press release dated December 6, 2006.